Exhibit 10.23
FIRST AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This First Amendment (this “First Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on April 1, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 360,000 Shares.”

2.This First Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

SECOND AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Second Amendment (this “Second Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on July 15, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 420,000 Shares.”

2.This Second Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

THIRD AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Third Amendment (this “Third Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on September 1, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 480,000 Shares.”

2.This Third Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

FOURTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Fourth Amendment (this “Fourth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on October 1, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 530,000 Shares.”

2.This Fourth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

FIFTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Fifth Amendment (this “Fifth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on November 2, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 620,000 Shares.”

2.This Fifth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

SIXTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Sixth Amendment (this “Sixth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on December 1, 2020 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 710,000 Shares.”

2.This Sixth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

SEVENTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Seventh Amendment (this “Seventh Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 1, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 785,000 Shares.”

2.This Seventh Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

EIGHTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Eighth Amendment (this “Eighth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on April 1, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,065,000 Shares.”

2.This Eighth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

NINTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Ninth Amendment (this “Ninth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on May 3, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT
1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,220,000 Shares.”

2.This Ninth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

TENTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Tenth Amendment (this “Tenth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on September 1, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,245,000 Shares.”

2.This Tenth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

ELEVENTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Eleventh Amendment (this “Eleventh Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on October 1, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,385,000 Shares.”

2.This Eleventh Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

TWELFTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Twelfth Amendment (this “Twelfth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on July 1, 2022 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

3.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,435,000 Shares.”

4.This Twelfth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

THIRTEENTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Thirteenth Amendment (this “Thirteenth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on August 1, 2022 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

5.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,470,000 Shares.”

6.This Thirteenth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.

FOURTEENTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Fourteenth Amendment (this “Fourteenth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on February 1, 2023 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

7.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,485,000 Shares.”

8.This Fourteenth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.